-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                          Reported): August 12, 1999

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of August 10, 1999, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1).

                  Chase Commercial Mortgage Securities Corp.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        New York                         333-81595               13-3728743
----------------------------            ------------        -------------------
(State of Other Jurisdiction            (Commission         (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)


                  270 Park Avenue
                 New York, New York               10017-2070
               ---------------------             ------------
               (Address of Principal              (Zip Code)
                 Executive Offices)

       Registrant's telephone number, including area code (212) 270-6000
                                                          --------------

-------------------------------------------------------------------------------

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1, First Union Capital Markets Corp. ("FUCMC"), as underwriter, has prepared certain materials (the "FUCMC Computational Materials") for distribution to its potential investors. Similarly, Chase Securities Inc. ("CSI"), as underwriter, has prepared certain materials (the "CSI Computational Materials") for distribution to its potential investors. Although Chase Commercial Mortgage Securities Corp. (the "Company") provided FUCMC and CSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the FUCMC Computational Materials or the CSI Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The FUCMC Computational Materials, which are listed as Exhibit 99.1 hereto and the CSI Computational Materials, which are listed on Exhibit 99.2 hereto, are being filed in paper format on Form SE dated August 12, 1999 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.



--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 1999-1.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 FUCMC Computational Materials filed on Form SE dated August 12, 1999.

     99.2 CSI Computational Materials filed on Form SE dated August 12, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE COMMERCIAL MORTGAGE
                                   SECURITIES CORP.

                                   By: /s/ Geoffrey Souter
                                       -------------------------------
                                       Name:  Geoffrey Souter
                                       Title:    Assistant Vice President

Dated:    August 12, 1999

                                 Exhibit Index
                                 -------------

Exhibit                                                               Page
-------                                                               ----

99.1      FUCMC Computational Materials filed on Form SE dated           6
          August 12, 1999.

99.2      CSI Computational Materials filed on Form SE dated             7
          August 12, 1999.

                                 EXHIBIT 99.1
                                 ------------

     FUCMC Computational Materials filed on Form SE dated August 12, 1999.

                                 EXHIBIT 99.2
                                 ------------

      CSI Computational Materials filed on Form SE dated August 12, 1999.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                    August 16, 1999

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re: Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1999-1
                         ----------------------------------------------


Ladies and Gentlemen:

     On behalf of Chase Commercial Mortgage Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ TaeHun Kim

                                        TaeHun Kim


Enclosure